Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tufco Technologies, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2012	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President,
Chief Financial Officer and
Chief Operating Officer